EXHIBIT 4.1


                             APOLLO GOLD CORPORATION
            (Incorporated under the laws of the Province of Ontario)
                                                                        SPECIMEN

     NUMBER                                                              SHARES

     THIS  IS  TO  CERTIFY  THAT         SPECIMEN            is  the  owner  of
                                 --------------------------
                                   fully  paid  and  nonassessable  shares  of
---------------------------------
Common Shares without nominal or par value  of
                             APOLLO GOLD CORPORATION
transferable only on the register of transfers of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

     In Witness Whereof, the Corporation has caused this Certificate to be signed by its duly authorized officers this

                                           Countersigned and Registered
                                           CIBC MELLON TRUST COMPANY     Toronto
     President                             Transfer Agent and Registrar

                                           By:     SPECIMEN
                                               ---------------------------------
                                                              Authorized Officer

                              TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE EFFECTED AT THE PRINCIPAL STOCK TRANSFER OFFICE OF CIBC MELLON TRUST COMPANY IN TORONTO, CANADA
     Secretary


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     For  Value Received,     SPECIMEN     hereby sell, assign and transfer unto
                          ----------------

                             PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE


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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE

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                                                                          Shares
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Of  the  Capital  Stock  represented  by  the  within Certificate, and do hereby irrevocably  constitute  and  appoint


                                                                        Attorney
----------------------------------------------------------------------
to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.


Dated


                        --------------------------------------------------------

In presence of

       SPECIMEN

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